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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) - March 6, 2000


                          The Liposome Company, Inc.
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)


                000-14887                                222370691
        (Commission File Number)             (IRS Employer Identification No.)


                          The Liposome Company, Inc.
                               One Research Way
                          Princeton, New Jersey 08540
                   (Address of Principal Executive Offices)


                                (609) 452-7060
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable.
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

          On March 6, 2000, The Liposome Company, Inc. ("Liposome"), Elan Corporation, plc ("Elan") and Lithium Acquisition Corp., a wholly-owned subsidiary of Elan, ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge (the "Merger") with Liposome, which will become a wholly-owned subsidiary of Elan. As a result of the Merger, each outstanding share of common stock, par value $.01 per share, of Liposome shall be converted into
          0.3850 of an Elan American Depositary Share ("ADS"), each ADS representing one Elan Ordinary Share, par value 5 Euro cents, plus a contingent value right ("Contingent Value Right") to be issued pursuant to a contingent value rights agreement (the "Contingent Value Rights Agreement") with an aggregate value of up to $98,000,000. Payments under a Contingent Value Right are contingent partly on the approval of Evacet(TM) and partly on Evacet(TM) reaching certain sales milestones outside the United States.

          The foregoing description is qualified in its entirety by reference to the text of the Merger Agreement and the Contingent Value Rights Agreement, which are filed as exhibits 99.2 and 99.3 hereto.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          99.1 Joint Press Release of The Liposome Company, Inc. and Elan Corporation, plc.

          99.2 Agreement and Plan of Merger dated as of March 6, 2000 among The Liposome Company, Inc., Elan Corporation, plc and Lithium Acquisition Corp.

          99.3   Form of Contingent Value Rights Agreement.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE LIPOSOME COMPANY, INC.


Date: March 8, 2000                     By: /s/ Lawrence R. Hoffman
                                           -------------------------------------
                                           Name: Lawrence R. Hoffman
                                           Title: Vice President, Finance and
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Joint Press Release of The Liposome Company, Inc. and Elan
               Corporation, plc.

99.2 Agreement and Plan of Merger dated as of March 6, 2000 among The Liposome Company, Inc., Elan Corporation, plc and Lithium Acquisition Corp.

99.3           Form of Contingent Value Rights Agreement.

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